Exhibit 99.1

News Release

Contact:

William L. Prater	Will Fisackerly
Treasurer and Chief Financial Officer	First Vice President and Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces Fourth Quarter 2011 Earnings of

$13.3 Million or $0.16 per Diluted Share

TUPELO, Miss., January 17, 2012/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter and year ended December 31, 2011. The Company reported net income of $37.6 million, or $0.45 per diluted share, for 2011 compared with $22.9 million, or $0.27 per diluted share, for 2010. Additionally, the Company reported net income of $13.3 million, or $0.16 per diluted share, for the fourth quarter of 2011. This compares with $11.9 million, or $0.14 per diluted share, for the third quarter of 2011 and $15.8 million, or $0.19 per diluted share, for the fourth quarter of 2010.

“Our results for the fourth quarter reflect meaningful progress in our efforts to improve credit quality,” remarked Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth. “This progress is evidenced by both comparable quarter and sequential quarter improvement in many of our credit quality indicators, including the provision for credit losses, non-performing loans, nonaccrual loan formation, and near term delinquencies.”

Earnings for the quarter benefited from a reduction in the provision for credit losses to $19.3 million compared to $43.3 million for the fourth quarter of 2010 and $25.1 million for the third quarter of 2011. Non-performing loans (“NPLs”) declined $40.5 million, or 11.2 percent, during the fourth quarter of 2011 to $322.3 million at December 31, 2011 compared with $362.8 million at September 30, 2011. This decline followed a $17.0 million, or 4.5 percent, decline during the third quarter of 2011. In addition, gross nonaccrual loan formation decreased to $39.5 million for the fourth quarter of 2011 compared to $131.1 million for the fourth quarter of 2010 and $60.8 million for the third quarter of 2011. This represents the lowest level of nonaccrual loan formation in nine quarters. Total loans 30 – 89 days past due decreased during the fourth quarter of 2011 to $37.5 million at December 31, 2011 from $54.1 million at September 30, 2011. Net charge-offs increased $0.8 million, or 3.3 percent, to $23.8 million for the fourth quarter of 2011 compared with the third quarter of 2011. Net charge-offs during the fourth quarter of 2011 included $19.0 million of charge-offs of previously impaired loans. The increase in net charge-offs during the quarter followed a $9.9 million, or 30.0 percent, sequential quarter decline for the third quarter of 2011.

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Box 789 Tupelo, MS 38802-0789 (662) 680-2000

BancorpSouth, Inc. is a financial holding company.

BXS Announces Fourth Quarter Results

January 17, 2012

The $40.5 million decline in NPLs during the fourth quarter of 2011 was driven primarily by a $37.7 million decline in nonaccrual loans. Construction, acquisition and development (“CAD”) nonaccrual loans declined $38.5 million to $133.1 million at December 31, 2011 from $171.6 million at September 30, 2011 and represented 48.1 percent of total nonaccrual loans at the end of the fourth quarter. Additionally, commercial real estate nonaccrual loans declined $8.9 million, or 18.0 percent, during the fourth quarter. These declines in the fourth quarter were offset partially by increases in consumer mortgage nonaccrual loans as well as commercial and industrial owner-occupied real estate nonaccrual loans. Total loans 90 days or more past due and still accruing declined $3.9 million from $7.4 million at September 30, 2011 to $3.4 million at December 31, 2011, and restructured loans and leases still accruing increased $1.1 million from $41.0 million at September 30, 2011 to $42.0 million at December 31, 2011.

At the end of the fourth quarter, 84.9 percent of nonaccrual loans were determined to be collaterally dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 68.0 percent of the unpaid principal balance. At December 31, 2011, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 371 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 178 percent. In addition, 51.0 percent of nonaccrual loans were paying as agreed at December 31, 2011, compared with 48.1 percent at the end of the third quarter of 2011.

Other real estate owned increased $11.1 million to $173.8 million during the fourth quarter of 2011. This increase reflected $36.5 million added through foreclosure, partially offset by sales of other real estate owned of $16.7 million, which increased from sales of $13.1 million for the third quarter of 2011. Write-downs in the value of existing properties were $8.7 million for the fourth quarter of 2011, representing an increase of $4.3 million from $4.4 million for the third quarter of 2011. The sales of other real estate owned during the fourth quarter of 2011 resulted in no material net gain or loss, consistent with the third quarter of 2011. The write-downs of existing other real estate owned reflected our continued efforts to value ORE properties at disposition value. “We were pleased with the disposal progress made during the quarter,” commented Patterson. At December 31, 2011 other real estate owned was carried at 54 percent of the aggregate loan balances at the time of foreclosure, compared with 56 percent at September 30, 2011.

Patterson added, “We continue to have solid performance from our community banking group as well as our other noninterest revenue lines of business, which include our insurance group and our mortgage business. Our mortgage business had another strong year, both in terms of production and revenue, and our insurance group produced organic growth when compared to the same quarter last year as well as on an annual basis. Additionally, despite margin pressure attributable to a weak lending environment and historically low interest rates, we have been able to maintain our net interest margin.”

Net Interest Revenue

Net interest revenue was $107.5 million for the fourth quarter of 2011, a decrease of 2.5 percent from $110.3 million for the fourth quarter of 2010 and 0.5 percent from $108.1 million for the third quarter of 2011. The fully taxable equivalent net interest margin was 3.69 percent for the fourth quarter of 2011 compared with 3.59 percent for the fourth quarter of 2010 and 3.66 percent for the third quarter of 2011.

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BXS Announces Fourth Quarter Results

January 17, 2012

Asset, Deposit and Loan Activity

Total assets were $13.0 billion at December 31, 2011 compared with $13.6 billion at December 31, 2010. Total deposits were $11.0 billion at December 31, 2011, a decrease of 4.7 percent from $11.5 billion at December 31, 2010. Loans and leases, net of unearned income, were $8.9 billion at December 31, 2011, a decrease of 5.0 percent from $9.3 billion at December 31, 2010.

The CAD loan portfolio, which decreased $266.4 million, or 22.7 percent, for the 12 months ended December 31, 2011, accounted for 58.0 percent of the decline in net loans and leases over the year. Excluding the impact of the CAD loan portfolio, net loans and leases declined $196.4 million, or 2.4 percent, for the 12 months ended December 31, 2011.

Time deposits, which decreased $648.5 million, or 17.8 percent, for the 12 months ended December 31, 2011, were offset partially by significant growth in noninterest bearing demand deposits, which increased $209.7 million, or 10.2 percent, over the year. Additionally, savings deposits increased $128.7 million, or 14.9 percent, for the 12 months ended December 31, 2011, while interest bearing demand deposits decreased $224.7 million, or 4.6 percent. Core deposits represented 87 percent of total deposits at December 31, 2011, compared with 85 percent of total deposits at December 31, 2010. Approximately $1.1 billion of time deposits are scheduled to mature during the first half of 2012 at a weighted average rate of 1.26 percent.

Provision for Credit Losses and Allowance for Credit Losses

During the fourth quarter of 2011, the Company’s management concluded that the previously reported material weakness in internal control over financial reporting, which resulted from a control deficiency in the Company’s credit grading process, has been remediated. Patterson added, “The successful remediation of the previously reported material weakness represents the completion of a great deal of work in improving our processes. Importantly, the hard work applied to address our deficiencies will provide stronger credit processes for our business in the future.”

For the fourth quarter of 2011, the provision for credit losses was $19.3 million, compared with $43.3 million for the fourth quarter of 2010 and $25.1 million for the third quarter of 2011. The decrease in the provision for credit losses reflected a decline in the formation of new non-accrual loans, including fewer loans being identified for impairment, continued stabilization in values of previously impaired loans, improved past dues, and stable charge-offs. Annualized net charge-offs were 1.06 percent of average loans and leases for the fourth quarter of 2011, compared with 2.19 percent for the fourth quarter of 2010 and 1.01 percent for the third quarter of 2011.

NPLs were $322.3 million, or 3.63 percent of net loans and leases, at December 31, 2011 compared with $394.4 million, or 4.23 percent of net loans and leases, at December 31, 2010 and $362.8 million, or 4.01 percent of net loans and leases, at September 30, 2011. The allowance for credit losses was 2.20 percent of net loans and leases at December 31, 2011 compared with 2.11 percent at December 31, 2010 and 2.21 percent at September 30, 2011.

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BXS Announces Fourth Quarter Results

January 17, 2012

NPLs at December 31, 2011 consisted primarily of $276.8 million of nonaccrual loans, compared with $314.5 million of nonaccrual loans at September 30, 2011. NPLs at December 31, 2011 also included $3.4 million of loans 90 days or more past due and still accruing, compared with $7.4 million of such loans at September 30, 2011, and included restructured loans still accruing of $42.0 million at December 31, 2011, compared with $41.0 million of such loans at September 30, 2011. Loans and leases 30 to 89 days past due were $37.5 million at December 31, 2011 compared with $54.1 million of such loans at September 30, 2011.

Included in the reduction of nonaccrual loans during the fourth quarter of 2011 were payments received on nonaccrual loans of $15.1 million. Patterson added, “While we have not had a significant return of nonaccrual loans to performing status, we are encouraged that the trend of increasing nonaccrual loans paying as agreed should provide an opportunity to return certain NPLs to performing status in the future.”

At December 31, 2011, $88.2 million of NPLs were residential CAD loans, $47.0 million were other CAD loans, $61.8 million were commercial real estate mortgage loans and $52.6 million were consumer mortgages. NPLs from all other loan types totaled $72.6 million at December 31, 2011. Included in nonaccrual loans at December 31, 2011 were $141.2 million of loans, or 51.0 percent of total nonaccrual loans, that were paying as agreed. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the collateral values.

Noninterest Revenue

Noninterest revenue was $65.3 million for the fourth quarter of 2011, compared with $74.0 million for the fourth quarter of 2010 and $62.1 million for the third quarter of 2011. These results included negative MSR valuation adjustments of $1.0 million and $11.7 million for the fourth quarter of 2011 and the third quarter of 2011, respectively, and a positive MSR valuation adjustment of $8.9 million for the fourth quarter of 2010.

Excluding the MSR valuation adjustments, net mortgage lending revenue was $9.9 million for the fourth quarter of 2011, compared with $9.2 million for the fourth quarter of 2010 and $10.2 million for the third quarter of 2011. Mortgage origination volume for the fourth quarter of 2011 was $389.6 million, compared with $451.9 million for the fourth quarter of 2010 and $374.8 million for the third quarter of 2011.

Credit and debit card fees decreased $2.2 million, or 21.8 percent, for the fourth quarter of 2011 from the fourth quarter of 2010 and $5.2 million, or 40.0 percent, from the third quarter of 2011. Service charges increased $0.6 million, or 3.3 percent, for the comparable quarters and were flat on a sequential quarter basis. Insurance commissions rose $1.4 million, or 7.8 percent, for the comparable quarters and declined $2.6 million, or 11.8 percent, on a sequential quarter basis.

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BXS Announces Fourth Quarter Results

January 17, 2012

Noninterest Expense

Noninterest expense for the fourth quarter of 2011 was $135.9 million, compared with $123.4 million for the fourth quarter of 2010 and $130.7 million for the third quarter of 2011. Results for the third quarter of 2011 included a one-time expense of $3.1 million related to the closure of 22 branch offices under the Company’s branch optimization project.

Foreclosed property expense increased to $10.8 million for the fourth quarter of 2011 from $6.1 million for the fourth quarter of 2010 and $6.1 million for the third quarter of 2011. Deposit insurance assessments decreased to $5.7 million for the fourth quarter of 2011 from $5.9 million for the fourth quarter of 2010 and increased from $3.8 million for the third quarter of 2011.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 11.77 percent at December 31, 2011 and total risk based capital of 13.03 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, for “well capitalized” classification. The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased to 9.72 percent at December 31, 2011, compared with 8.98 percent at December 31, 2010 and 9.60 percent at September 30, 2011. The ratio of tangible shareholders’ equity to tangible assets increased to 7.67 percent at December 31, 2011, compared with 7.00 percent at December 31, 2010 and 7.58 percent at September 30, 2011.

Summary

Patterson concluded, “Our fourth quarter results indicate improvement achieved in our credit costs and other credit metrics, which reflect progress towards problem asset resolution. We are focused on continuing to improve asset quality. However, we remain cautious about the impact of the current economic environment on our near-term results. Despite this difficult environment, we continue to be pleased with the performance of our core operations. We have successfully maintained our net interest margin and have steadily increased revenue from our noninterest lines of business.

“BancorpSouth remains a well capitalized financial institution, built on customer service, relationships, and a comprehensive range of financial products. We have continued to work to deepen relationships with existing clients and to develop new relationships through our deposit offerings, mortgage lending, insurance, and other products and services. We believe these attributes and efforts will allow us to continue to build our prospects for long-term growth and increased shareholder value.”

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BXS Announces Fourth Quarter Results

January 17, 2012

Conference Call

BancorpSouth will conduct a conference call to discuss its fourth quarter 2011 results on January 24, 2012, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to our ability to return nonaccrual loans to performing status, the strength of our credit processes, our ability to enhance prospects for long-term growth and increased shareholder value, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital on favorable terms if and when needed, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the susceptibility of the Company’s business to local economic conditions, the impact of recent legislation and regulations on service charges for core deposit accounts, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or to acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

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BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.0 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates 286 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas. BancorpSouth Bank also operates an insurance location in Illinois.

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BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2011	2010	2011		2010
Earnings Summary:
Net interest revenue	$107,489	$110,253	$434,913		$441,142
Provision for credit losses	19,250	43,293	130,081		204,016
Noninterest revenue	65,335	73,974	270,845		264,144
Noninterest expense	135,856	123,447	533,633		487,033

Income before income taxes	17,718	17,487	42,044		14,237
Income tax provision (benefit)	4,415	1,641	4,475		(8,705)

Net income	$13,303	$15,846	$37,569		$22,942

Earning per share: Basic	$0.16	$0.19	$0.45		$0.28

Diluted	$0.16	$0.19	$0.45		$0.27

Balance sheet data at December 31:
Total assets			$12,995,851		$13,615,010
Total earning assets			11,770,950		12,458,055
Loans and leases, net of unearned income			8,870,311		9,333,107
Allowance for credit losses			195,118		196,913
Total deposits			10,955,189		11,490,021
Common shareholders’ equity			1,262,912		1,222,244
Book value per share			15.13		14.64
Average balance sheet data:
Total assets	$13,046,779	$13,559,038	$13,280,047		$13,304,836
Total earning assets	11,918,358	12,510,705	12,143,391		12,223,933
Loans and leases, net of unearned interest	8,954,229	9,418,687	9,159,431		9,621,529
Total deposits	11,017,231	11,292,903	11,251,406		11,107,445
Common shareholders’ equity	1,268,905	1,225,514	1,240,768		1,241,321
Non-performing assets at December 31:
Non-accrual loans and leases			$276,798		$347,499
Loans and leases 90+ days past due, still accruing			3,434		8,500
Restructured loans and leases, still accruing			42,018		38,376
Other real estate owned			173,805		133,412

Total non-performing assets			496,055		527,787
Net charge-offs as a percentage of average loans (annualized)	1.06%	2.19%	1.44%		1.90%
Performance ratios (annualized):
Return on average assets	0.40%	0.46%	0.28%		0.17%
Return on common equity	4.16%	5.13%	3.03%		1.85%
Total shareholders’ equity to total assets	9.72%	8.98%	9.72%		8.98%
Tangible shareholders’ equity to tangible assets	7.67%	7.00%	7.67%		7.00%
Net interest margin	3.69%	3.59%	3.69%		3.70%
Average shares outstanding - basic	83,488,102	83,435,268	83,486,296		83,425,183
Average shares outstanding - diluted	83,503,611	83,471,420	83,509,759		83,515,040
Cash dividends per share	$0.01	$0.22	$0.14		$0.88
Tier I capital			11.77	%(1)	10.61%
Total capital			13.03	%(1)	11.87%
Tier I leverage capital			8.85	%(1)	8.07%

(1)	Estimated as of earnings release date

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BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
	(Dollars in thousands)
Assets
Cash and due from banks	$195,681	$161,876	$166,761	$146,989	$99,916
Interest bearing deposits with other banks	303,663	338,250	304,344	102,312	172,170
Held-to-maturity securities, at amortized cost	—	—	—	1,667,203	1,613,019
Available-for-sale securities, at fair value	2,513,518	2,481,555	2,560,824	1,145,463	1,096,062
Federal funds sold and securities purchased under agreement to resell	—	—	—	150,000	150,000
Loans and leases	8,911,258	9,096,928	9,255,879	9,255,609	9,376,351
Less: Unearned income	40,947	41,023	41,326	41,773	43,244
Allowance for credit losses	195,118	199,686	197,627	198,333	196,913

Net loans and leases	8,675,193	8,856,219	9,016,926	9,015,503	9,136,194
Loans held for sale	83,458	100,687	70,519	56,876	93,697
Premises and equipment, net	323,383	323,285	328,075	329,862	332,890
Accrued interest receivable	51,266	53,338	55,525	61,105	61,025
Goodwill	271,297	271,297	271,297	271,297	270,097
Bank owned life insurance	200,085	197,945	197,028	194,988	194,064
Other real estate owned	173,805	162,686	151,204	136,412	133,412
Other assets	204,502	251,380	244,547	269,228	262,464

Total Assets	$12,995,851	$13,198,518	$13,367,050	$13,547,238	$13,615,010

Liabilities
Deposits:
Demand: Noninterest bearing	$2,269,799	$2,198,535	$2,096,655	$2,027,990	$2,060,145
Interest bearing	4,706,825	4,736,858	4,939,553	5,023,073	4,931,518
Savings	991,702	968,277	944,993	932,574	863,034
Other time	2,986,863	3,159,563	3,327,262	3,480,477	3,635,324

Total deposits	10,955,189	11,063,233	11,308,463	11,464,114	11,490,021
Federal funds purchased and securities sold under agreement to repurchase	373,933	449,501	426,097	421,782	440,593
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	1,500	703	2,715	2,727
Accrued interest payable	8,644	10,017	11,348	13,238	14,336
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	33,500	35,000	110,000	110,000
Other liabilities	199,861	213,702	178,424	164,016	174,777

Total Liabilities	11,732,939	11,931,765	12,120,347	12,336,177	12,392,766
Shareholders’ Equity
Common stock	208,709	208,722	208,722	208,704	208,704
Capital surplus	227,567	227,006	226,362	225,597	224,976
Accumulated other comprehensive income (loss)	(2,261)	14,595	6,289	(16,579)	(14,453)
Retained earnings	828,897	816,430	805,330	793,339	803,017

Total Shareholders’ Equity	1,262,912	1,266,753	1,246,703	1,211,061	1,222,244

Total Liabilities & Shareholders’ Equity	$12,995,851	$13,198,518	$13,367,050	$13,547,238	$13,615,010

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BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
	(Dollars in thousands)
Assets
Cash and due from banks	$151,004	$148,409	$151,194	$156,329	$176,979
Interest bearing deposits with other banks	384,231	309,146	187,901	167,271	282,396
Held-to-maturity securities, at amortized cost	—	—	1,097,562	1,653,284	1,436,222
Available-for-sale securities, at fair value	2,509,943	2,529,482	1,609,720	1,085,131	996,006
Federal funds sold and securities purchased under agreement to resell	2,174	—	38,736	150,000	209,511
Loans and leases	8,995,035	9,179,730	9,291,434	9,342,939	9,461,161
Less: Unearned income	40,806	41,316	42,307	42,954	42,474
Allowance for credit losses	208,005	205,209	212,968	218,107	215,278

Net loans and leases	8,746,224	8,933,205	9,036,159	9,081,878	9,203,409
Loans held for sale	67,781	62,025	44,704	39,098	91,262
Premises and equipment, net	322,544	326,800	328,829	330,920	333,516
Accrued interest receivable	49,256	53,122	54,570	58,450	58,591
Goodwill	271,297	271,297	271,297	270,510	270,097
Bank owned life insurance	14,558	14,642	14,189	13,217	9,836
Other real estate owned	164,841	152,052	138,827	129,781	98,944
Other assets	362,926	374,475	391,872	403,894	392,269

Total Assets	$13,046,779	$13,174,655	$13,365,560	$13,539,763	$13,559,038

Liabilities
Deposits:
Demand: Noninterest bearing	$2,248,904	$2,147,707	$2,018,197	$1,893,720	$1,975,318
Interest bearing	4,714,059	4,789,462	4,977,764	5,153,063	4,740,734
Savings	975,892	957,871	941,169	897,312	831,805
Other time	3,078,376	3,246,332	3,418,741	3,553,543	3,745,046

Total deposits	11,017,231	11,141,372	11,355,871	11,497,638	11,292,903
Federal funds purchased and securities sold under agreement to repurchase	430,968	457,640	423,949	430,930	475,760
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	486	1,641	2,719	147,839
Accrued interest payable	10,617	12,108	13,558	14,873	16,811
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	34,984	89,395	110,000	110,000
Other liabilities	123,746	115,938	98,553	103,892	129,899

Total Liabilities	11,777,874	11,922,840	12,143,279	12,320,364	12,333,524
Shareholders’ Equity
Common stock	208,722	208,722	208,715	208,704	208,704
Capital surplus	227,201	226,582	225,912	225,162	224,357
Accumulated other comprehensive income (loss)	8,927	6,379	(10,040)	(14,346)	(3,331)
Retained earnings	824,055	810,132	797,694	799,879	795,784

Total Shareholders’ Equity	1,268,905	1,251,815	1,222,281	1,219,399	1,225,514

Total Liabilities & Shareholders’ Equity	$13,046,779	$13,174,655	$13,365,560	$13,539,763	$13,559,038

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BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Dec-11	Dec-10
INTEREST REVENUE:
Loans and leases	$112,566	$114,260	$116,892	$117,358	$121,672	$461,076	$496,782
Deposits with other banks	252	203	124	122	222	701	355
Federal funds sold and securities purchased under agreement to resell	1	—	35	131	168	167	606
Held-to-maturity securities:
Taxable	—	—	5,066	8,014	8,490	13,080	36,278
Tax-exempt	—	—	2,291	3,347	2,952	5,638	10,409
Available-for-sale securities:
Taxable	11,781	13,172	10,451	8,585	7,836	43,989	32,033
Tax-exempt	4,158	4,130	1,871	824	815	10,983	3,275
Loans held for sale	635	632	505	447	902	2,219	3,024

Total interest revenue	129,393	132,397	137,235	138,828	143,057	537,853	582,762

INTEREST EXPENSE:
Interest bearing demand	4,737	5,324	6,039	6,546	7,462	22,646	35,187
Savings	747	828	810	826	891	3,211	3,576
Other time	13,104	14,837	16,285	17,483	19,827	61,709	83,999
Federal funds purchased and securities sold under agreement to repurchase	76	95	135	152	189	458	841
FHLB borrowings	367	375	1,194	1,523	1,569	3,459	6,545
Junior subordinated debt	2,871	2,861	2,860	2,859	2,864	11,451	11,461
Other	2	2	—	2	2	6	11

Total interest expense	21,904	24,322	27,323	29,391	32,804	102,940	141,620

Net interest revenue	107,489	108,075	109,912	109,437	110,253	434,913	441,142
Provision for credit losses	19,250	25,112	32,240	53,479	43,293	130,081	204,016

Net interest revenue, after provision for credit losses	88,239	82,963	77,672	55,958	66,960	304,832	237,126

NONINTEREST REVENUE:
Mortgage lending	8,928	(1,443)	2,003	7,581	18,126	17,069	29,745
Credit card, debit card and merchant fees	7,783	12,981	11,263	10,346	9,951	42,373	37,663
Service charges	17,412	17,334	16,556	15,368	16,854	66,670	70,690
Trust income	3,348	2,854	2,850	3,134	3,072	12,186	11,149
Security gains (losses), net	18	2,047	10,045	17	(470)	12,127	2,569
Insurance commissions	19,416	22,012	22,941	22,549	18,013	86,918	82,172
Other	8,430	6,270	9,486	9,316	8,428	33,502	30,156

Total noninterest revenue	65,335	62,055	75,144	68,311	73,974	270,845	264,144

NONINTEREST EXPENSE:
Salaries and employee benefits	70,512	71,851	70,142	70,375	65,980	282,880	271,688
Occupancy, net of rental income	10,315	11,144	10,232	10,671	10,668	42,362	43,008
Equipment	5,108	5,346	5,595	5,658	5,459	21,707	22,598
Deposit insurance assessments	5,674	3,781	6,436	5,425	5,895	21,316	19,259
Prepayment penalty on FHLB borrowings	—	—	9,778	—	—	9,778	—
Other	44,247	38,576	34,886	37,881	35,445	155,590	130,480

Total noninterest expenses	135,856	130,698	137,069	130,010	123,447	533,633	487,033

Income (loss) before income taxes	17,718	14,320	15,747	(5,741)	17,487	42,044	14,237
Income tax expense (benefit)	4,415	2,386	2,921	(5,247)	1,641	4,475	(8,705)

Net income (loss)	$13,303	$11,934	$12,826	($494)	$15,846	$37,569	$22,942

Net income (loss) per share: Basic	$0.16	$0.14	$0.15	($0.01)	$0.19	$0.45	$0.28

Diluted	$0.16	$0.14	$0.15	($0.01)	$0.19	$0.45	$0.27

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,473,728	$1,503,391	$1,526,686	$1,484,223	$1,491,183
Real estate
Consumer mortgages	1,945,190	1,966,124	1,971,499	1,958,367	1,951,563
Home equity	514,362	523,030	531,787	531,406	543,272
Agricultural	239,487	249,715	255,310	250,393	252,292
Commercial and industrial-owner occupied	1,301,575	1,329,644	1,366,734	1,316,824	1,331,473
Construction, acquisition and development	908,362	976,694	1,060,675	1,117,335	1,174,743
Commercial	1,754,022	1,772,003	1,764,648	1,831,226	1,816,951
Credit cards	106,281	103,232	101,955	100,732	106,345
All other	627,304	632,072	635,259	623,330	665,285

Total loans	$8,870,311	$9,055,905	$9,214,553	$9,213,836	$9,333,107

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$199,686	$197,627	$198,333	$196,913	$205,081
Loans and leases charged off:
Commercial and industrial	(1,677)	(1,295)	(5,556)	(8,809)	(1,782)
Real estate
Consumer mortgages	(2,953)	(2,344)	(1,629)	(3,260)	(5,291)
Home equity	(1,667)	(1,712)	(1,391)	(1,082)	(1,138)
Agricultural	(110)	(2,345)	(373)	(592)	(487)
Commercial and industrial-owner occupied	(1,136)	(4,222)	(3,228)	(1,716)	(1,659)
Construction, acquisition and development	(10,539)	(7,697)	(16,783)	(32,343)	(34,989)
Commercial	(6,858)	(4,467)	(1,597)	(4,514)	(6,327)
Credit cards	(706)	(760)	(725)	(881)	(990)
All other	(794)	(770)	(4,971)	(553)	(2,093)

Total loans charged off	(26,440)	(25,612)	(36,253)	(53,750)	(54,756)

Recoveries:
Commercial and industrial	446	348	589	184	707
Real estate
Consumer mortgages	263	485	220	143	423
Home equity	43	51	46	45	60
Agricultural	76	—	45	2	4
Commercial and industrial-owner occupied	100	99	21	173	195
Construction, acquisition and development	971	923	1,493	564	776
Commercial	340	300	392	13	707
Credit cards	168	141	239	255	143
All other	215	212	262	312	280

Total recoveries	2,622	2,559	3,307	1,691	3,295

Net charge-offs	(23,818)	(23,053)	(32,946)	(52,059)	(51,461)
Provision charged to operating expense	19,250	25,112	32,240	53,479	43,293

Balance, end of period	$195,118	$199,686	$197,627	$198,333	$196,913

Average loans for period	$8,954,229	$9,138,414	$9,249,127	$9,300,029	$9,418,687

Ratio:
Net charge-offs to average loans (annualized)	1.06%	1.01%	1.42%	2.24%	2.19%

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$12,260	$11,122	$9,337	$14,655	$13,075
Real estate
Consumer mortgages	47,878	44,100	34,174	36,025	34,021
Home equity	2,036	2,634	1,232	1,543	811
Agricultural	4,179	6,254	8,526	7,597	7,589
Commercial and industrial-owner occupied	33,112	26,977	26,387	24,638	20,338
Construction, acquisition and development	133,110	171,566	200,434	224,847	211,547
Commercial	40,616	49,500	48,571	58,945	57,766
Credit cards	594	551	546	617	720
All other	3,013	1,775	1,869	1,859	1,632

Total nonaccrual loans and leases	276,798	314,479	331,076	370,726	347,499

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	12	1,846	118	501	675
Real estate
Consumer mortgages	2,974	4,136	2,482	3,152	6,521
Home equity	—	134	242	139	173
Agricultural	—	131	—	7	123
Commercial and industrial-owner occupied	—	42	—	255	20
Construction, acquisition and development	—	290	432	19	197
Commercial	—	106	19	7	—
Credit cards	299	257	299	240	330
All other	149	412	388	509	461

Total loans and leases 90+ days past due, still accruing	3,434	7,354	3,980	4,829	8,500

Restructured Loans and Leases, Still Accruing	42,018	40,966	44,786	49,472	38,376

Total non-performing loans and leases	322,250	362,799	379,842	425,027	394,375

OTHER REAL ESTATE OWNED:	173,805	162,686	151,204	136,412	133,412

Total Non-performing Assets	$496,055	$525,485	$531,046	$561,439	$527,787

Additions to Nonaccrual Loans and Leases During the Quarter	$39,474	$60,799	$50,427	$111,241	$131,140

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$8,065	$9,759	$7,903	$8,407	$13,654
Real estate
Consumer mortgages	15,864	20,144	18,621	17,136	19,147
Home equity	2,037	2,066	2,916	2,492	1,906
Agricultural	339	1,485	2,901	818	1,122
Commercial and industrial-owner occupied	2,154	7,348	2,786	4,369	10,183
Construction, acquisition and development	2,714	4,469	4,939	8,047	6,758
Commercial	3,292	5,136	4,091	7,090	3,823
Credit cards	802	851	785	969	1,023
All other	2,280	2,832	3,005	2,192	2,766

Total Loans and Leases 30-89 days past due, still accruing	$37,547	$54,090	$47,947	$51,520	$60,382

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	0.86%	1.10%	1.39%	2.30%	1.84%
Allowance for credit losses to net loans and leases	2.20%	2.21%	2.14%	2.15%	2.11%
Allowance for credit losses to non-performing assets	39.33%	38.00%	37.21%	35.33%	37.31%
Allowance for credit losses to non-performing loans and leases	60.55%	55.04%	52.03%	46.66%	49.93%
Non-performing loans and leases to net loans and leases	3.63%	4.01%	4.12%	4.61%	4.23%
Non-performing assets to net loans and leases	5.59%	5.80%	5.76%	6.09%	5.65%

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$2,138	$10,349	$19,116	$21,051	$27,992
One-to-four family construction	169,827	181,445	198,809	212,435	218,554
Recreation and all other loans	67,235	61,084	66,366	63,686	48,375
Commercial construction	130,124	140,570	160,834	155,402	173,557
Commercial acquisition and development	197,044	206,516	222,460	244,950	250,658
Residential acquisition and development	341,994	376,730	393,090	419,811	455,607

Total outstanding balance	$908,362	$976,694	$1,060,675	$1,117,335	$1,174,743

Nonaccrual CAD Loans
Multi-family construction	$1,067	$—	$9,174	$8,352	$12,517
One-to-four family construction	14,690	17,937	24,537	33,570	23,794
Recreation and all other loans	436	712	774	708	481
Commercial construction	5,235	10,159	16,618	20,889	34,710
Commercial acquisition and development	23,968	31,862	37,207	47,200	29,658
Residential acquisition and development	87,714	110,896	112,124	114,128	110,387

Total nonaccrual CAD loans	133,110	171,566	200,434	224,847	211,547

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	—	211	—	—	—
Recreation and all other loans	—	—	2	2	—
Commercial construction	—	—	—	—	195
Commercial acquisition and development	—	—	—	—	—
Residential acquisition and development	—	79	430	17	2

Total CAD loans 90+ days past due, still accruing	—	290	432	19	197

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	318	321	1,697	113	63
Recreation and all other loans	852	24	24	—	—
Commercial construction	—	—	—	—	—
Commercial acquisition and development	433	1,415	1,415	834	604
Residential acquisition and development	446	410	2,274	3,408	1,495

Total restructured CAD loans, still accruing	2,049	2,170	5,410	4,355	2,162

Total Non-performing CAD loans	$135,159	$174,026	$206,276	$229,221	$213,906

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	49.9%	—	48.0%	39.7%	44.7%
One-to-four family construction	8.8%	10.2%	13.2%	15.9%	10.9%
Recreation and all other loans	1.9%	1.2%	1.2%	1.1%	1.0%
Commercial construction	4.0%	7.2%	10.3%	13.4%	20.1%
Commercial acquisition and development	12.4%	16.1%	17.4%	19.6%	12.1%
Residential acquisition and development	25.8%	29.6%	29.2%	28.0%	24.6%
Total CAD NPL as a % of outstanding CAD balance	14.9%	17.8%	19.4%	20.5%	18.2%

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	December 31, 2011
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,415,731	$4,947	$43,549	$1,263	$405	$7,833	$1,473,728
Real estate
Consumer mortgages	1,742,593	17,914	148,267	4,434	189	31,793	1,945,190
Home equity	492,235	2,775	17,050	1,134	493	675	514,362
Agricultural	213,280	3,795	19,296	20	—	3,096	239,487
Commercial and industrial-owner occupied	1,167,220	18,280	90,778	496	—	24,801	1,301,575
Construction, acquisition and development	619,497	23,429	136,412	845	—	128,179	908,362
Commercial	1,501,196	37,409	179,295	—	—	36,122	1,754,022
Credit cards	105,867	41	175	188	10	—	106,281
All other	587,970	16,104	20,263	470	73	2,424	627,304

Total loans	$7,845,589	$124,694	$655,085	$8,850	$1,170	$234,923	$8,870,311

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
Unpaid principal balance of impaired loans	$287,099	$342,839	$374,760	$423,497	$345,377
Cumulative charge-offs on impaired loans	52,176	62,950	71,103	84,676	71,972

Impaired nonaccrual loan and lease outstanding balance	234,923	279,889	303,657	338,821	273,405
Other non-accrual loans and leases not impaired	41,875	34,590	27,419	31,905	74,094

Total non-accrual loans and leases	$276,798	$314,479	$331,076	$370,726	$347,499

Allowance for impaired loans	39,708	38,657	46,810	49,419	40,719

Nonaccrual loans and leases, net of specific reserves	$237,090	$275,822	$284,266	$321,307	$306,780

Loans and leases 90+ days past due, still accruing	3,434	7,354	3,980	4,829	8,500
Restructured loans and leases, still accruing	42,018	40,966	44,786	49,472	38,376

Total non-performing loans and leases	$322,250	$362,799	$379,842	$425,027	$394,375

Allowance for impaired loans	$39,708	$38,657	$46,810	$49,419	$40,719
Allowance for all other loans and leases	155,410	161,029	150,817	148,914	156,194

Total allowance for credit losses	$195,118	$199,686	$197,627	$198,333	$196,913

Outstanding balance of impaired loans	$234,923	$279,889	$303,657	$338,821	$273,405
Allowance for impaired loans	39,708	38,657	46,810	49,419	40,719

Net book value of impaired loans	$195,215	$241,232	$256,847	$289,402	$232,686

Net book value of impaired loans as a % of unpaid principal balance	68%	70%	69%	68%	67%
Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	371%	466%	550%	467%	211%
Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	178%	194%	198%	173%	129%

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$63,583	$188,329	$312,364	$51,291	$23,745	$80,094	$258,225	$496,097	$1,473,728
Real estate
Consumer mortgages	111,455	272,857	756,389	56,808	86,576	162,604	427,955	70,546	1,945,190
Home equity	58,991	42,250	174,632	26,930	70,034	76,361	63,298	1,866	514,362
Agricultural	6,354	71,592	71,787	4,047	9,601	13,163	57,836	5,107	239,487
Commercial and industrial-owner occupied	115,133	167,935	455,700	67,055	99,394	98,860	248,107	49,391	1,301,575
Construction, acquisition and development	103,594	80,121	259,551	51,432	98,948	98,865	196,490	19,361	908,362
Commercial	199,844	346,534	352,754	223,849	115,783	101,068	359,989	54,201	1,754,022
Credit cards	—	—	—	—	—	—	—	106,281	106,281
All other	29,846	90,905	201,067	4,443	54,846	47,412	89,417	109,368	627,304

Total loans	$688,800	$1,260,523	$2,584,244	$485,855	$558,927	$678,427	$1,701,317	$912,218	$8,870,311

CAD PORTFOLIO:
Multi-family construction	$—	$—	$11	$1,067	$—	$664	$350	$46	$2,138
One-to-four family construction	27,514	13,127	46,874	7,266	9,593	30,212	31,621	3,620	169,827
Recreation and all other loans	1,685	11,071	31,484	567	2,670	1,075	17,250	1,433	67,235
Commercial construction	12,351	9,321	40,453	2,694	11,364	20,781	30,386	2,774	130,124
Commercial acquisition and development	13,167	19,120	54,052	15,169	31,688	18,534	41,115	4,199	197,044
Residential acquisition and development	48,877	27,482	86,677	24,669	43,633	27,599	75,768	7,289	341,994

Total CAD loans	$103,594	$80,121	$259,551	$51,432	$98,948	$98,865	$196,490	$19,361	$908,362

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,786	$2,908	$529	$2,004	$521	$196	$2,725	$1,886	$13,555
Real estate
Consumer mortgages	6,257	4,750	15,105	4,296	2,399	6,465	6,564	6,788	52,624
Home equity	485	16	419	—	407	707	—	2	2,036
Agricultural	—	315	1,079	1,317	1,307	258	—	1	4,277
Commercial and industrial-owner occupied	8,467	8,129	7,530	4,163	4,889	4,838	3,825	163	42,004
Construction, acquisition and development	24,581	6,397	12,975	14,024	25,923	11,746	39,513	—	135,159
Commercial	7,321	1,028	15,784	23,799	5,238	3,919	4,017	726	61,832
Credit cards	—	—	—	—	—	—	—	3,371	3,371
All other	1,596	2,106	812	329	17	1,003	203	1,326	7,392

Total loans	$51,493	$25,649	$54,233	$49,932	$40,701	$29,132	$56,847	$14,263	$322,250

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	December 31, 2011
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Tennessee	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$436	$17	$—	$—	$940	$—	$—	$—	$1,393
Real estate
Consumer mortgages	3,816	448	3,400	—	5,199	4,160	733	2,889	20,645
Home equity	—	—	51	—	600	—	—	—	651
Agricultural	899	—	275	—	4,542	—	—	—	5,716
Commercial and industrial-owner occupied	1,022	303	1,972	76	2,371	426	174	—	6,344
Construction, acquisition and development	19,318	2,241	18,850	1,974	69,822	6,918	2,763	—	121,886
Commercial	1,121	1,605	3,604	—	7,672	753	232	—	14,987
All other	276	83	220	193	1,358	—	53	—	2,183

Total loans	$26,888	$4,697	$28,372	$2,243	$92,504	$12,257	$3,955	$2,889	$173,805

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$162,686	$151,204	$136,412	$133,412	$82,647
Additions to foreclosed properties
New foreclosed property	36,507	29,063	38,199	21,464	62,683
Reductions in foreclosed properties
Sales	(16,688)	(13,136)	(21,135)	(13,528)	(8,528)
Writedowns	(8,700)	(4,445)	(2,272)	(4,936)	(3,390)

Balance, end of period	$173,805	$162,686	$151,204	$136,412	$133,412

FORECLOSED PROPERTY EXPENSE
Loss (Gain) on sale of other real estate owned	$711	$16	$(140)	$492	$807
Writedown of other real estate owned	8,700	4,445	2,272	4,936	3,390
Other foreclosed property expense	1,422	1,655	1,633	1,654	1,895

Total foreclosed property expense	$10,833	$6,116	$3,765	$7,082	$6,092

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
NONINTEREST REVENUE:
Mortgage lending	$8,928	$(1,443)	$2,003	$7,581	$18,126
Credit card, debit card and merchant fees	7,783	12,981	11,263	10,346	9,951
Service charges	17,412	17,334	16,556	15,368	16,854
Trust income	3,348	2,854	2,850	3,134	3,072
Securities gains (losses), net	18	2,047	10,045	17	(470)
Insurance commissions	19,416	22,012	22,941	22,549	18,013
Annuity fees	382	552	1,094	1,296	458
Brokerage commissions and fees	1,215	1,627	1,437	1,638	1,436
Bank-owned life insurance	2,007	1,734	2,223	1,699	2,303
Other miscellaneous income	4,826	2,357	4,732	4,683	4,231

Total noninterest revenue	$65,335	$62,055	$75,144	$68,311	$73,974

NONINTEREST EXPENSE:
Salaries and employee benefits	$70,512	$71,851	$70,142	$70,375	$65,980
Occupancy, net of rental income	10,315	11,144	10,232	10,671	10,668
Equipment	5,108	5,346	5,595	5,658	5,459
Deposit insurance assessments	5,674	3,781	6,436	5,425	5,895
Prepayment penalty on FHLB borrowings	—	—	9,778	—	—
Advertising	1,778	1,140	1,291	889	1,760
Foreclosed property expense	10,833	6,116	3,765	7,082	6,092
Telecommunications	2,110	2,097	2,036	2,143	2,148
Public relations	1,244	1,415	1,554	1,514	1,361
Data processing	2,398	2,614	2,365	2,301	1,428
Computer software	1,892	1,863	1,899	1,848	1,937
Amortization of intangibles	813	823	833	854	950
Legal	3,947	1,586	1,095	2,586	1,872
Postage and shipping	1,163	1,182	1,171	1,297	1,269
Other miscellaneous expense	18,069	19,740	18,877	17,367	16,628

Total noninterest expense	$135,856	$130,698	$137,069	$130,010	$123,447

INSURANCE COMMISSIONS:
Property and casualty commissions	$14,033	$16,226	$16,527	$13,683	$13,304
Life and health commissions	4,024	4,359	4,301	4,477	3,627
Risk management income	597	703	596	713	617
Other	762	724	1,517	3,676	465

Total insurance commissions	$19,416	$22,012	$22,941	$22,549	$18,013

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$29,159	$39,455	$42,306	$38,642	$26,901
Additions to mortgage servicing rights:
Originations of servicing assets	3,754	3,127	2,380	2,431	4,725
Changes in fair value:
Due to payoffs/paydowns	(1,745)	(1,745)	(1,390)	(1,300)	(1,881)
Due to change in valuation inputs or assumptions used in the valuation model	(991)	(11,676)	(3,839)	2,540	8,895
Other changes in fair value	(3)	(2)	(2)	(7)	2

Fair value, end of period	$30,174	$29,159	$39,455	$42,306	$38,642

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$8,308	$8,688	$4,066	$3,224	$7,942
Servicing	3,356	3,290	3,166	3,117	3,170
Payoffs/Paydowns	(1,745)	(1,745)	(1,390)	(1,300)	(1,881)

Total production revenue	9,919	10,233	5,842	5,041	9,231
Market value adjustment	(991)	(11,676)	(3,839)	2,540	8,895

Total mortgage lending revenue	$8,928	$(1,443)	$2,003	$7,581	$18,126

HELD-TO-MATURITY SECURITIES, at amortized cost
U.S. Government agencies	$—	$—	$—	$1,278,185	$1,246,649
Obligations of states and political subdivisions	—	—	—	389,018	366,370

Total held-to-maturity securities	$—	$—	$—	$1,667,203	$1,613,019

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,501,243	$1,497,456	$1,599,231	$459,763	$433,158
Government agency issued residential mortgage-back securities	404,610	420,689	430,402	529,302	503,229
Government agency issued commercial mortgage-back securities	34,599	34,475	31,627	30,938	29,994
Obligations of states and political subdivisions	563,520	519,431	486,653	111,380	110,165
Other	9,546	9,504	12,911	14,080	19,516

Total available-for-sale securities	$2,513,518	$2,481,555	$2,560,824	$1,145,463	$1,096,062

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,022,010	$114,094	5.02%
Available-for-sale securities:
Taxable	2,083,983	11,891	2.26%
Tax-exempt	425,960	6,396	5.96%
Short-term investments	386,405	253	0.26%

Total interest earning assets and revenue	11,918,358	132,634	4.42%
Other assets	1,336,426
Less: allowance for credit losses	(208,005)

Total	$13,046,779

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,714,059	$4,737	0.40%
Savings	975,892	746	0.30%
Other time	3,078,376	13,104	1.69%
Short-term borrowings	432,539	95	0.09%
Junior subordinated debt	160,312	2,871	7.11%
Long-term debt	33,500	350	4.15%

Total interest bearing liabilities and expense	9,394,678	21,903	0.92%
Demand deposits - noninterest bearing	2,248,904
Other liabilities	134,292

Total liabilities	11,777,874
Shareholders’ equity	1,268,905

Total	$13,046,779

Net interest revenue		$110,731

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			78.83%
Net interest tax equivalent adjustment		$3,241

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,200,439	$115,605	4.99%
Available-for-sale securities:
Taxable	2,123,772	13,283	2.48%
Tax-exempt	405,710	6,354	6.21%
Short-term investments	309,146	203	0.26%

Total interest earning assets and revenue	12,039,067	135,445	4.46%
Other assets	1,340,797
Less: allowance for credit losses	(205,209)

Total	$13,174,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,789,462	$5,323	0.44%
Savings	957,871	828	0.34%
Other time	3,246,332	14,837	1.81%
Short-term borrowings	458,199	112	0.10%
Junior subordinated debt	160,312	2,861	7.08%
Long-term debt	34,984	361	4.09%

Total interest bearing liabilities and expense	9,647,160	24,322	1.00%
Demand deposits - noninterest bearing	2,147,707
Other liabilities	127,973

Total liabilities	11,922,840
Shareholders’ equity	1,251,815

Total	$13,174,655

Net interest revenue		$111,123

Net interest margin			3.66%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			80.13%
Net interest tax equivalent adjustment		$3,048

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,293,831	$118,284	5.10%
Held-to-maturity securities:
Taxable	887,767	5,143	2.32%
Tax-exempt	209,795	3,523	6.74%
Available-for-sale securities:
Taxable	1,432,822	10,485	2.94%
Tax-exempt	176,898	2,879	6.53%
Short-term investments	226,638	160	0.28%

Total interest earning assets and revenue	12,227,751	140,474	4.61%
Other assets	1,350,777
Less: allowance for credit losses	(212,968)

Total	$13,365,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,977,764	$6,040	0.49%
Savings	941,169	810	0.35%
Other time	3,418,741	16,284	1.91%
Short-term borrowings	425,666	155	0.15%
Junior subordinated debt	160,312	2,860	7.16%
Long-term debt	89,395	1,174	5.27%

Total interest bearing liabilities and expense	10,013,047	27,323	1.09%
Demand deposits - noninterest bearing	2,018,197
Other liabilities	112,035

Total liabilities	12,143,279
Shareholders’ equity	1,222,281

Total	$13,365,560

Net interest revenue		$113,151

Net interest margin			3.71%
Net interest rate spread			3.51%
Interest bearing liabilities to interest earning assets			81.89%
Net interest tax equivalent adjustment		$3,239

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,339,083	$118,648	5.15%
Held-to-maturity securities:
Taxable	1,322,668	8,124	2.49%
Tax-exempt	330,616	5,150	6.32%
Available-for-sale securities:
Taxable	1,014,404	8,585	3.43%
Tax-exempt	70,727	1,267	7.27%
Short-term investments	317,271	253	0.32%

Total interest earning assets and revenue	12,394,769	142,026	4.65%
Other assets	1,363,101
Less: allowance for credit losses	(218,107)

Total	$13,539,763

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$5,153,063	$6,546	0.52%
Savings	897,312	826	0.37%
Other time	3,553,543	17,483	2.00%
Short-term borrowings	433,743	193	0.18%
Junior subordinated debt	160,312	2,859	7.23%
Long-term debt	110,000	1,484	5.47%

Total interest bearing liabilities and expense	10,307,973	29,391	1.16%
Demand deposits - noninterest bearing	1,893,720
Other liabilities	118,671

Total liabilities	12,320,364
Shareholders’ equity	1,219,399

Total	$13,539,763

Net interest revenue		$112,635

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			83.16%
Net interest tax equivalent adjustment		$3,199

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2010
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,509,949	$123,491	5.15%
Held-to-maturity securities:
Taxable	1,154,939	8,600	2.95%
Tax-exempt	281,283	4,542	6.41%
Available-for-sale securities:
Taxable	923,085	7,836	3.37%
Tax-exempt	72,921	1,254	6.82%
Short-term investments	568,528	391	0.27%

Total interest earning assets and revenue	12,510,705	146,114	4.63%
Other assets	1,263,611
Less: allowance for credit losses	(215,278)

Total	$13,559,038

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand - interest bearing	$4,740,734	$7,462	0.62%
Savings	831,805	891	0.42%
Other time	3,745,046	19,827	2.10%
Short-term borrowings	623,862	275	0.17%
Junior subordinated debt	160,312	2,864	7.09%
Long-term debt	110,000	1,485	5.36%

Total interest bearing liabilities and expense	10,211,759	32,804	1.27%
Demand deposits - noninterest bearing	1,975,318
Other liabilities	146,447

Total liabilities	12,333,524
Shareholders’ equity	1,225,514

Total	$13,559,038

Net interest revenue		$113,310

Net interest margin			3.59%
Net interest rate spread			3.36%
Interest bearing liabilities to interest earning assets			81.62%
Net interest tax equivalent adjustment		$3,057

- MORE -

BXS Announces Fourth Quarter Results

January 17, 2012

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to Total Assets and Total Shareholders’ Equity (a):

	December 31,		September 30, 2011
	2011	2010
Tangible assets
Total assets	$12,995,851	$13,615,010	$13,198,518
Less: Goodwill	271,297	270,097	271,297
Other identifiable intangible assets	16,613	19,624	17,426

Total tangible assets	$12,707,941	$13,325,289	$12,909,795
Tangible shareholders’ equity
Total shareholders’ equity	$1,262,912	$1,222,244	$1,266,753
Less: Goodwill	271,297	270,097	271,297
Other identifiable intangible assets	16,613	19,624	17,426

Total tangible shareholders’ equity	$975,002	$932,523	$978,030
Tangible shareholders’ equity to tangible assets	7.67%	7.00%	7.58%

(a)	BancorpSouth, Inc. utilizes the ratio of tangible shareholders’ equity to tangible assets when evaluating the performance of the Company. Tangible shareholders’ equity is defined by the Company as total shareholders’ equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.

- END -